SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                  June 29, 2001



                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000


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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits


         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing $40,000,000 aggregate principal amount of the Corporation's Prudential Research Universe Diversified Equity NotesSM PRUDENTSSM Due December 29, 2004 (filed herewith)

4.02 Calculation Agency Agreement, dated as of June 29, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's Prudential Research Universe Diversified Equity NotesSM PRUDENTSSM Due December 29, 2004 (filed herewith)


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                                                                               3


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LEHMAN BROTHERS HOLDINGS INC.



                                        By:      /s/ Barrett S. DiPaolo
                                         --------------------------------------
                                                  Barrett S. DiPaolo
                                                  Vice President





Date: June 29, 2001


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                                  EXHIBIT INDEX



Exhibit No.       Exhibit


4.01 Global Security representing $40,000,000 aggregate principal amount of the Corporation's Prudential Research Universe Diversified Equity NotesSM PRUDENTSSM Due December 29, 2004

4.02 Calculation Agency Agreement, dated as of June 29, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's Prudential Research Universe Diversified Equity NotesSM PRUDENTSSM Due December 29, 2004